Exhibit 99.1

Intelligence for the Limitless Enterprise iLearningEngines Business Combination with Arrowroot Investor Presentation | Fall 2023

DISCLAIMERS 2 Disclaimers ― This confidential presentation (“ Presentation ”) is for informational purposes only . This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between iLearningEngines, Inc . (“ iLearningEngines ”) and Arrowroot Acquisition Corp . (“ Arrowroot ”) and the related transactions (the “ Proposed Business Combination ”) and for no other purpose . iLearningEngines’ business is subject to a number of risks that are not described in this Presentation, including those set forth in the description of forward - looking statements below and in the Summary of Risk Factors at the end of this Presentation, which are further described in the Registration Statement (as defined below) . By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the “ Securities ”) will not be registered under the Securities Act of 1933, as amended (the “ Securities Act ”). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither iLearningEngines, Arrowroot nor any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors is making an offer of the Securities in any jurisdiction where the offer is not permitted. This Presentation is intended solely for the purposes of familiarizing investors. To the extent the terms of any potential Proposed Business Combination are included in this Presentation, those terms are included for discussion purposes only. ― By participating in this Presentation, you acknowledge that you are (i) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “ Exchange Act ”), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. ― This Presentation contains proprietary and confidential information of iLearningEngines and Arrowroot, and the entire content should be considered “Confidential Information.” This Presentation is being delivered to you solely in your capacity as a potential investor in connection with the evaluation of the Proposed Business Combination. Any further distribution or reproduction of this Presentation, in whole or in part, or the divulgence of any of its contents, is unauthorized. By accepting the Presentation, each recipient of this Presentation and its directors, partners, officers, employees, attorneys, agents and representatives (“ recipient ”) shall maintain the confidentiality of the information contained herein and all otherwise non - public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials. You also agree not to distribute, disclose or use such information for any purpose, other than for the purpose of evaluating your participation in the Proposed Business Combination contemplated in this Presentation and to return to iLearningEngines and Arrowroot, delete or destroy this Presentation upon request. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. ― Neither iLearningEngines, Arrowroot, nor any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Proposed Business Combination. This Presentation is not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in iLearningEngines or Arrowroot or a full analysis of the Proposed Business Combination. This Presentation is not intended to form the basis of any investment decision in iLearningEngines or Arrowroot, and any recipient should conduct its own independent analysis of iLearningEngines and Arrowroot and the data contained or referred to in this Presentation. The recipient acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. This Presentation does not constitute investment, tax, accounting or legal advice or a recommendation. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in iLearningEngines and Arrowroot and the Proposed Business Combination contemplated in this Presentation. To the fullest extent permitted by law, in no circumstances will iLearningEngines, Arrowroot, or any of their respective equityholders, afﬁliates, representatives, partners, directors, ofﬁcers, employees, advisers, or agents be responsible or liable for any direct, indirect or consequential loss or loss of proﬁt arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. ― Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. Neither Arrowroot nor iLearningEngines has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Viewers of this Presentation should each make their own evaluation of iLearningEngines, the Proposed Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Any data on past performance or modeling contained herein are not an indication as to future performance. None of iLearningEngines, Arrowroot or any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors assumes any obligation to update or keep current the information in this Presentation, to remove any outdated information or to expressly mark it as outdated.

DISCLAIMERS CONT’D 3 Forward Looking Statements ― Certain statements included in this Presentation that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, trends and developments in iLearningEngines’ industry, operating results, potential revenues, growth forecasts, growth of customers, continued adherence of customers to iLearningEngines’ services, business strategy, various addressable markets, anticipated trends, developments in markets in which iLearningEngines operates, the market adoption of iLearningEngines’ technology, platform and products, the capabilities, performance, and advancement of iLearningEngines’ technology, platform and products, iLearningEngines’ projected economics and expansion in global markets, iLearningEngines’ pro forma information, the expected management and governance of iLearningEngines and iLearningEngines’ future technology and platform development and roadmap. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective management of iLearningEngines and Arrowroot and are not predictions of actual performance. ― These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions this Presentation relies on. Many actual events and circumstances are beyond the control of iLearningEngines and Arrowroot. These forward - looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political, and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Arrowroot or iLearningEngines is not obtained; (iii) failure to realize the anticipated benefits of the Proposed Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to iLearningEngines; (v) risks related to the rollout of iLearningEngines’ business and the timing of expected business milestones; (vi) the amount of redemption requests made by Arrowroot stockholders; (vii) the ability of Arrowroot or iLearningEngines to issue equity or equity - linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future; (viii) the ability to maintain the listing of the combined company’s securities on NASDAQ or another national securities exchange; (ix) the risk that the Proposed Business Combination disrupts current plans and operations of iLearningEngines or Arrowroot as a result of the announcement and consummation of the Proposed Business Combination; (x) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (xi) the effects of competition on iLearningEngines future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xii) risks related to political and macroeconomic uncertainty; (xiii) the outcome of any legal proceedings that may be instituted against iLearningEngines, Arrowroot or any of their respective directors or officers, following the announcement of the Proposed Business Combination; (xiv) the impact of the global COVID - 19 pandemic on any of the foregoing risks; (xv) any changes to the accounting matters of Arrowroot as a result of guidance from the Securities and Exchange Commission (“ SEC ”); (xvi) the risk factors included in this Presentation; and (xvii) those factors discussed in the Registration Statement under the heading “Risk Factors,” and other documents Arrowroot has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. ― There may be additional risks that neither Arrowroot nor iLearningEngines presently know, or that Arrowroot nor iLearningEngines currently believe are immaterial, that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect Arrowroot’s and iLearningEngines’ expectations, plans, or forecasts of future events and views as of the date of this Presentation. Arrowroot and iLearningEngines anticipate that subsequent events and developments will cause Arrowroot’s and iLearningEngines’ assessments to change. However, while Arrowroot and iLearningEngines may elect to update these forward - looking statements at some point in the future, Arrowroot and iLearningEngines specifically disclaim any obligation to do so. These forward - looking statements should not be relied upon as representing Arrowroot’s and iLearningEngines’ assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. Use of Projections ― This Presentation contains projected financial information with respect to iLearningEngines. Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward - Looking Statements” above. ― Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Neither Arrowroot’s nor iLearningEngines’ independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors has expressed any opinion or provided any other form of assurance with respect to such projections .

DISCLAIMERS CONT’D 4 ― The risk factors summarized presented in this Presentation are certain of the risks related to the business of iLearningEngines, Arrowroot and the Proposed Business Combination, and such list is not exhaustive. The list in this Presentation is qualified in its entirety by disclosures contained in documents filed or furnished by iLearningEngines and Arrowroot with the SEC with respect to the Proposed Business Combination (whether prior to or subsequent to the date hereof). ― There are many risks that could affect the business and results of operations of iLearningEngines, many of which are beyond its control. If any of these risks or uncertainties occurs, iLearningEngines business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the iLearningEngines business, financial condition and/or operating results. Financial Information; Non - GAAP Financial Measures ― The financial information and data contained in this Presentation does not conform to Regulation S - X promulgated under the Securities Act or the standards of the Public Company Accounting Oversight Board. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Arrowroot with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles (“ GAAP ”). Arrowroot and iLearningEngines believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to iLearningEngines’ financial condition and results of operations. iLearningEngines’ management uses these non - GAAP measures for trend analysis and for budgeting and planning purposes. ― Arrowroot and iLearningEngines believe that the use of these non - GAAP financial measures provide an additional tool for investors to use in evaluating projected operating results and trends in iLearningEngines’ business. Other similar companies may present different non - GAAP measures or calculate similar non - GAAP measures differently. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses that are required to be presented in iLearningEngines’ GAAP financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses are excluded in determining these non - GAAP financial measures. You should review iLearningEngines’ audited financial statements prepared in accordance with GAAP, which is included in a combined registration statement and proxy statement on Form S - 4 initially filed with the SEC by Arrowroot on September 5, 2023 (File No. 333 - 274333) (the “ Registration Statement ”). Additional Information About the Proposed Business Combination and Where To Find It ― A full description of the terms of the Proposed Business Combination is provided in the Registration Statement that includes a preliminary prospectus with respect to the combined company’s securities to be issued in connection with the Proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of Arrowroot to vote on the Proposed Business Combination. Arrowroot urges its investors, stockholders and other interested persons to read the Registration Statement, including the preliminary proxy statement/prospectus, amendments thereto as well as other documents filed with the SEC because these documents will contain important information about Arrowroot, iLearningEngines and the Proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to stockholders of Arrowroot as of a record date to be established for voting on the Proposed Business Combination. Once available, stockholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Arrowroot Acquisition Corp., 4553 Glencoe Ave, Suite 200, Marina Del Rey, California 90292. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website ( http://www.sec.gov ). Changes and Additional Information in Connection with SEC Filing ― The information in this Presentation has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules. Arrowroot may file certain documents with the SEC regarding the Proposed Business Combination. When available, the definitive proxy statement /prospectus will be mailed to Arrowroot stockholders as of a record date to be established for voting on the Proposed Business Combination and the other matters to be voted upon at a meeting of Arrowroot’s stockholders to be held to approve the Proposed Business Combination and any other matters (the “ Special Meeting ”). Participants in Solicitation ― Arrowroot and iLearningEngines, and their respective directors and executive officers, and other members of their management and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Arrowroot’s stockholders in respect of the Proposed Business Combination. Information about the directors and executive officers of Arrowroot is set forth in the Arrowroot’s filings with the SEC. Information about the directors and executive officers of iLearningEngines and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the Proposed Business Combination. Additional information regarding the identity of all potential participants in the solicitation of proxies to Arrowroot’s stockholders in connection with the Proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available. Such interests may, in some cases, be different from those of iLearningEngines’ or Arrowroot’s stockholders generally.

DISCLAIMERS CONT’D 5 Trademarks ― This Presentation contains trademarks, service marks, trade names, and copyrights of Arrowroot, iLearningEngines, and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, copyrights, logos and other intellectual property in this Presentation is not intended to, and does not imply, a relationship with iLearningEngines or Arrowroot, or an endorsement or sponsorship by or of iLearningEngines or Arrowroot. Solely for convenience, certain third party - trademarks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that such trademarks or trade names are held by iLearningEngines, Arrowroot, or any of their affiliates. The information contained herein is as of November 3, 2023 and does not reflect any subsequent events.

RAM PARAMESWARAN SVP – Product & Technology VIVEK CHARY VP – Business Operations & Consulting TODAY’S PRESENTERS MATTHEW SAFAII Chairman & CEO THOMAS OLIVIER President & CFO HARISH CHIDAMBARAN Chairman & CEO BALA KRISHNAN President & CBO FARHAN NAQVI CFO 6

ARROWROOT ACQUISITION CORP

iLearning Engines



MATTHEW SAFAII
Chairman & CEO

- *Founder and Managing Partner of Arrowroot Capital Management*
- *Previous experience at TA Associates and Platinum Equity*



THOMAS OLIVIER
President & CFO

- *President & CFO of Arrowroot Acquisition Corp.*
- *Previous experience at Houlihan Lokey, Pacific Crest Securities, Brain Scientific, Mad Mobile and Morgan Stanley*



DIXON DOLL
Board Member

- *Co-founder of Doll Capital Management*
- *Previous Board and Advisor experience at Ten Eleven Ventures, Network Equipment Technologies, DirecTV and DCM Ventures*



PETER KUPER
Board Member

- *Managing Director at JF Lehman & Co. and Managing Partner at HypAdvisor Consulting*
- *Previously a Partner at In-Q-Tel and a Director at Cowen & Co.*



WILL SEMPLE
Board Member

- *Chairperson of the Board at eBay SARL*
- *Leadership positions at PwC EMEA (Lead of Software Security & Assurance), Alert Logic, Euronext, NYSE, Cisco, and Hewlett-Packard*

Arrowroot Capital at a Glance

Arrowroot Capital | ARRW

- Arrowroot Capital Management ("Arrowroot Capital") is a private equity firm focused on growing and mature recurring revenue software businesses
- Arrowroot Capital Management seeks to partner with management teams to accelerate growth and help guide companies to its ultimate exit through equity investments

- Arrowroot Acquisition Corp. ("Arrowroot" or "the SPAC") is a special purpose acquisition company that commenced trading on Nasdaq on March 4, 2021
- Arrowroot is focused on opportunities in the enterprise software sector and announced its planned business combination with iLearningEngines on April 27, 2023

Select Arrowroot Capital Portfolio Investments

firstup | fluentcommerce | HAMMERTECH | KORE SOFTWARE
mparticle | riskonnect | SilverSky | snapLogic

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8 ($ in millions, except per share data and shares) 138.5 Total Shares Outstanding at Close (M) ( ¹ ) $10.00 Stock Price At Issue ($) $1,385 Implied Post - Money Equity Value ($M) 177 Plus: PF Debt, Including Additional Financing (2) (121) Less: PF Cash on Balance Sheet ($M) (3)(4) $1,441 Implied Pro Forma Total Enterprise Value 3.4x Implied TEV / CY2023E Revenue Multiple (x) TRANSACTION OVERVIEW Note: Assumes transaction closing as of December 31, 2023. (1) Pro forma share count includes 123.9 million seller rollover shares, 10.2 million ARRW Sponsor shares, 2.5 million ARRW Public SPAC shares, and 1.9 million convertible note investor shares. (2) Pro forma debt includes additional financing of $100 million plus estimated total debt of $77 million as of December 2023. (3) Assumes trust balance of $45 million at the estimated closing of the business combination in December 2023. (4) $121 million pro forma balance sheet cash calculated as $145 million gross cash proceeds ($45 million cash retained in trust plus $100 million additional financing) plus estimated iLE cash on balance sheet of $6 million (reflective of convertible note issuance) as of December 2023, net of $30 million in estimated transaction expenses. Sources & Uses of Capital (%) Uses ($M) (%) ($M) Sources 89% Existing iLearningEngines Shareholder Equity Rollover $1,241 89% $1,241 Existing iLearningEngines Shareholder Equity Rollover 3% Net Cash on Balance Sheet (4) 121 9% 45 Available SPAC Proceeds (3) 0% Estimated Transaction Expenses 30 2% 6 Estimated iLearningEngines Cash on Balance Sheet (4) 7% 100 Additional Financing 100% Total Uses $1,392 100% $1,392 Total Sources Illustrative Pro - Forma Valuation at Close Pro - Forma Ownership at Close (1) iLE Shareholders 89.5% Other SPAC Shareholders 1.8% Convertible Note Investors 1.3% SPAC Founders 7.3%

WHY WE ARE EXCITED TO PARTNER WITH ILEARNINGENGINES

iLearning Engines

iLearning Engines

Intelligence For The Limitless Enterprise

- I — Disruptive enterprise AI-platform built on proprietary technology & data sets
- II — Expansive base of 1,000+ enterprise end customers[1] across enterprise & education markets
- III — Attractive unit economics & SaaS metrics
- IV — Secular demand tailwinds & an opportunity to accelerate growth organically & inorganically
- V — Attractive implied valuation of ~3.4x 2023E revenue

We believe a partnership with Arrowroot enables iLearningEngines to capitalize on the fast-growing demand for AI solutions today while strongly positioning the business for the future

(1) Enterprise denotes customers with 250+ licensed users. We define licensed users as an individual seat with access to the platform. See slide 33 for end customer detail.

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10 ILEARNINGENGINES STANDS OUT IN THE MARKET Source: S&P Capital IQ as of November 2, 2023. (1) Screen excludes companies based in China and companies in the process of being acquired. (2) Based on the latest last twelve - month (“LTM”) metrics. Public Software Companies Globally (1) With > $400M Revenue (2) With > 30% Growth (2) With Positive EBITDA (2) Valuation < 4.0x 2023E Revenue (2) A Rare Combination of Scale, Growth and Profitability 2,365 154 21 4 0

Company Overview Platform & Products Go - to - Market Strategy TABLE OF CONTENTS I II III IV. Financial Overview V. Appendix: Competitor Benchmarking VI Appendix: Supplementary Information

I. Company Overview

13 A LETTER FROM OUR CHAIRMAN AND CEO Fourteen years ago, my mother was diagnosed with Stage 4 breast cancer. My world was turned upside down. During many long flights to be at her side during treatment, I truly struggled with her diagnosis. Why was this terrible disease discovered so late? Were there any warning signs we missed? I quickly realized that healthcare is focused on reacting to sickness, not on actively managing any of the specific health risks of individual patients. In my heart, I knew there must be a way to sift through mountains of data to distinguish the “Signal” from the “Noise . ” If we can only find the Signal, we can vastly improve everything from healthcare to education and beyond, for our communities and our society generally . The data is there . It is continually being generated, but its power is lost as quickly as it is created . I founded iLearningEngines on the belief that vital content must be delivered in real time and in context for our society to leap forward. I spent nearly five years at Sun Microsystems leveraging AI principles to vastly improve computing power, which underpinned my conclusion that AI is the key to achieving my vision. Harish Chidambaran Chairman and CEO

14 ILEARNINGENGINES – INTELLIGENCE FOR THE LIMITLESS ENTERPRISE iLearningEngines is an out - of - the - box AI platform that empowers customers to “ productize” their institutional knowledge , and generate and infuse insights in the flow - of - work to drive mission critical business outcomes Productize refers to transforming institutional knowledge into actionable intellectual property that enhances outcomes for employees, customers and other stakeholders.

15 ILEARNINGENGINES – THE PLATFORM Intelligence for the Limitless Enterprise Hyperlink to the video for copy pasting on to a browser: https://vimeo.com/807799848/bdd108e03a iLE Overview Video

ILEARNINGENGINES – THE TECHNOLOGY

iLearning Engines

Operationalizes AI to drive mission critical outcomes


Internal Content
External Content
Enterprise Applications
Front-End Channels

1 "Productize" Institutional Knowledge


Knowledge
Clouds

✓ Virtuous cycle results in increasingly better Knowledge Clouds over time

2 Generate Insights, Events & Recommendations



✓ An Out-of-the-Box AI Engine developed with proprietary specialized datasets, over $300M+ of investments in R&D and 400k+ hours of R&D effort since inception

3 Automate Knowledge Workflows



✓ No-code Workflow & AI Canvas that infuse AI-driven insights in the flow-of-work

Other Platform Features



Cognitive AI Tools | Specialized Data-sets | Configurable Integrations | HyperApps | Interactive Visualizations

Productize refers to transforming institutional knowledge into actionable intellectual property that enhances outcomes for employees, customers and other stakeholders.

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ILEARNINGENGINES – THE IMPACT

iLearning Engines

Driving mission critical processes across Education & Healthcare industries at massive scale

Automotive | Corporate Upskilling | **Education** | **Healthcare** | Insurance | Oil & Gas | .....

Education

400k+ Users(1)

260+ Sites(1)

Enabling Digital Schools (eSchools)

✓ A robust and easy-to-use **virtual learning experience platform** learning with 24/7 virtual support and virtual teacher guided experience enabling dual schooling, home schooling, hybrid schooling and personalized learning

Enhancing Brick & Mortar Schools

✓ **Learning technology infrastructure for physical schools** to improve student performance-engagement, enhance teacher productivity, increase parent-teacher communication, and foster a robust learning environment

Healthcare

200k+ Users(1)

140+ Sites(1)

AI-driven Patient Education & Care

✓ **AI-driven Patient Education & Care** enabling automatic appointment scheduling with their doctors, reminders on prescriptions and dosage, and pre and post surgery care plans

Disease Management Programs for Providers

✓ **AI-powered Intelligent Disease Management Programs** that empowers both healthcare professionals and patients with learning programs to manage and control any disease outbreaks

(1) Metrics as of June 30, 2023.

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18 ($13.7) $8.0 $8.9 $12.9 $88 $142 $218 $309 2019A 2020A 2021A 2022A 2023E ILEARNINGENGINES – THE RESULTS Scaled, high - growth, profitable AI platform for the enterprise (1) Rule of 40 is defined as revenue growth + adjusted EBITDA margin. (2) Net dollar retention based on changes in YoY revenue, not ARR. NDR in a year is calculated as recurring revenue generated in that year by customers who generated revenue in the prior year divided by recurring revenue generated by those customers in the prior year. (3) EBITDA is not a measure defined under GAAP. See slide 54 for a reconciliation of EBITDA to net income (loss). (4) Business metrics as of June 30, 2023. (5) Revenue metrics are the latest available LTM figures pulled as of November 2, 2023. Employee counts are S&P Capital IQ estimates. Student count is from the University website. (6) Enterprise denotes customers with 250+ licensed users. We define licensed users as an individual seat with access to the platform. See slide 33 for end customer detail. 2019A (16%) 2020A 6% 2021A 4% 2022A 4% 2023E 5% Salient Business Metrics Adjusted EBITDA & Margin (3) $22.7 $14.6 2H 2023E $8.1 1H 2023A 1,000+ Enterprise End Customers (4)(6) 4M+ Licensed Users (4) 2010 Year of Founding 12+ Industry Verticals Served (4) 6 Global Offices (4) ~500 Employees & Contractors (4) Revenue & Gross Margin 69% 70% 70% 71% 71% CAGR: 47.5% $418 $223 2H 2023E $195 1H 2023A 41% 2023E Rule of 40 (1) 97% 2023E Recurring Revenue 124% 2023E Net Dollar Retention (2) 1 - 3 Years Typical Contract Duration (4) ($ in millions) ($ in millions) A $3B+ Revenue Tax Preparation Services Company A $15B+ Revenue Automobile & Manufacturing Conglomerate A $25B+ Revenue Aluminum Mining Company A ~30,000 Employee IT Services Business Representative End Customers (5) A 25,000+ Student Public University Global Property & Casualty Insurance Company A $2B+ Revenue Telecom Services Business A ~27,000 Employee Insurance Claims Software & Services Provider An $8B+ Revenue Cement Manufacturer Leading Indian Online Learning School

iLearning Engines

MARKET DYNAMICS

Positioned to benefit from the growth of the AI, Hyperautomation, and e-Learning markets

iLearning Engines

Artificial Intelligence

~$135+ Billion

Market By 2025

5-Year CAGR: ~25%

Global e-Learning

~$250+ Billion

Market by 2025

5-Year CAGR: ~16%

Hyperautomation

~$65+ Billion

Market by 2026

5-Year CAGR: ~16%(1)

Sources: Gartner Forecast Analysis: Artificial Intelligence Software, Worldwide (October 20, 2021); Technavio – Global e-Learning Market 2022-2026; Gartner Forecast Analysis: Hyperautomation via Process-Agnostic Software, Worldwide (January 23, 2023). (1) This CAGR is specific to process-agnostic hyperautomation software.

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20 SaaS Market Size $27 $33 $41 $49 $58 $67 2014 2015 2016 2017 2018 2019 $45 $52 $62 $79 $103 $135 2020 2021 2022 2023 2024 2025 AI INVESTMENT OPPORTUNITY Artificial Intelligence mirrors the SaaS market opportunity of the mid - 2010s Sources: Gartner Market Trends: Future Look at SaaS in the Application Markets (November 25, 2015); Gartner Forecast Analysis: Artificial Intelligence Software, Worldwide (October 20, 2021); Wall Street Journal: Google Chases Microsoft, Amazon Cloud Market Share With AI Tools (August 29, 2023). Artificial Intelligence Market Size “Kurian has likened generative AI to the invention of cloud computing decades ago, a development that allowed files to be stored on remote servers rather than local devices and accessed through the internet. ‘When the technology is really useful, people tend to stay with it…’” - Wall Street Journal Article Interview 8/29/23 with Google Cloud’s CEO, Thomas Kurian CAGR : ($’s in billions) ($’s in billions) CAGR : 20% 25%

21 OPERATIONALIZING AI FOR THE ENTERPRISE iLearningEngines positioned as an Out - of - the - Box AI platform Out - of - the - Box AI - Driven Automation AI Point Solutions Point AI Solutions with narrow focus and typically used as a standalone or integrated into specific other software using API Do - it - yourself AI Infrastructure & Tools An array of technology infrastructure and tools across the AI and data stack combined in Lego - blocks fashion to build highly differentiated products and solve highly complex at scale Select Companies Description Complexity & Scope Narrow Highly complex, involves custom development AI platforms that typically combine a out - of - the - box AI - engine, low - to - no code process automation and analytics capabilities with vertical or horizontal software features and integrate across systems to solve business process challenges Highly Configurable

II. Platform & Products Overview

23 Select Scaled Vertical Solutions VERTICALIZED APPROACH TO OPERATIONALIZING AI AI features and products power vertical applications Productize refers to transforming institutional knowledge into actionable intellectual property that enhances outcomes for employees, customers and other stakeholders. Products Learning Automation Information Intelligence A product that leverages “Knowledge Clouds” and AI - led automation to enable customers to create personalized learning pathways & close performance gaps Infuse AI in the flow - of - work and use real - time insights to drive decisions and workflows, leveraging subject matter experts (“SMEs” or “business champions”) as drivers of operational improvements Automate Knowledge Workflows No Code Workflow & AI Canvas Generate Insights, Events & Recommendations An Out - of - the - Box AI Engine “Productize” Institutional Knowledge Knowledge Clouds … Platform 1 2 3 Education Healthcare Insurance Corporate Upskilling Oil & Gas Automotive

1 "PRODUCTIZE" INSTITUTIONAL KNOWLEDGE

iLearning Engines

Virtuous cycle results in increasingly better Knowledge Clouds over time



Content Sources
In-house content
Subscribed content
Free web content
Cognitive AI Engine
Discover & Aggregate
Collated Content
SME Support
Curate
Enterprise Applications
HRMS
CRM
ERPs
ADP
workday
salesforce
HubSpot
SAP
ORACLE
Integrations
Collect
Collated Information
Cognitive AI Engine
Augment
Knowledge Shelf (Curated Content Repositories)
Knowledge Clouds
Actionable Information (Records)

Extensive List of Integrations

Enterprise Applications	Front End Channels	Content Platforms
adrenalin, bmc, freshworks, ORACLE, salesforce, SAP, successfactors, workday, zendesk	Google Meet, Microsoft Teams, slack, WhatsApp	Dropbox, McGraw Hill, OneDrive, FSS, RedVector, SharePoint, vimeo, YouTube

SME represents subject matter experts. Productize refers to transforming institutional knowledge into actionable intellectual property that enhances outcomes for employees, customers and other stakeholders.

24

2 GENERATE INSIGHTS, EVENTS & RECOMMENDATIONS

iLearning Engines

Cognitive AI Tools leverageable across the platform, products and vertical solutions to drive automation

Document Augmentation

- ✓ AI-powered natural language understanding
- ✓ Automatic intent identification and disambiguation
- ✓ Natural Language for synthetic data, query generation and abstractive summarization

Video/Audio Content Augmentation

- ✓ Automatic text transcript generation for audio and video content
- ✓ Automatic intent identification and disambiguation with contextualization
- ✓ AI-generated question recommendations to augment content and make it learnable

AI-generated Question Recommendation


Questions
Remove
Remove
Add another question
Cancel
Submit
THE EARTH IN THE SOLAR SYSTEM

Context-based Search with Intent Identification


iLearning Engines


What is a Blockchain Platform?

25

2 GENERATE INSIGHTS, EVENTS & RECOMMENDATIONS

iLearning Engines

Significant R&D investments and proprietary datasets underlie a powerful Out-of-the-Box AI Engine

***$152M+ invested to purchase proprietary datasets[(1)]** to date to train its model and plans to continue purchasing strategic datasets*

1 Public Datasets

First level of model training involves running models on publicly available datasets

2 Purchased Customer Datasets

The model is trained with data iLearningEngines has observed to be meaningful at its current customers & purchased from them

3 Vertical-Horizontal Training

The model is branched-off to train differently for each vertical or horizontal or use case

4 Adaptive Learning

Involves AI model learning based on its on-the-job recommendations and manual steering to those recommendations

Over $300M+ of investments, 400k+ hours of R&D effort and proprietary specialized datasets

Numerous proprietary AI algorithms, encompassing advanced machine learning, NLP, neural networks and adaptive learning models

NLP represents natural language processing. (1) Metric as of June 30, 2023.

26

27 AUTOMATE KNOWLEDGE WORKFLOWS No - code Workflow & AI Canvas infuses AI - driven insights in the flow - of - work Customizations System of Record App Bloat Salient Systems of Record AI - Enabled Workflows Integrations Proliferation of Applications, Workflows and Add - ons Requires an Alternate Management Approach AI - Driven Workflows with a Low Code Platform, Integrating into Systems of Record for Effective Organization of Systems Application Sprawl on Premise & Cloud Bloated Applications 3

28 SELECT VERTICAL USE CASES Platform built to be deployed across multiple verticals Outcomes SMEs SMEs represent subject matter experts. Corporate Upskilling … Insurance Healthcare Educational Institutes Corporate leaders Insurance Healthcare Universities, want greater productivity leaders want better risk management leaders want better patient outcomes within budget Schools & Coaching Institutes Learning & Development Specialists Risk Practitioners Specialist Healthcare Practitioners Faculty & Trainers On - the - Job Learning & … Workflow Automation Employees Smart Risk Management & Loss Control Sales, Distribution & Operations Team Care Orchestration & Workforce Training Doctors, Nurses & Staff Post - School Tutoring, Coaching, Upskilling School Students Professionals KPIs KPIs KPIs $$$ Improve Business Improve Business Improve Business New Revenue Outcomes Outcomes Outcomes Streams

CASE STUDY: OIL & GAS – FLEET OPERATIONS

Offshore fleet operator improved safety processes and employee training

Customer Problem

Industry: Oil & Gas / Shipping

Location: Middle East

iLE Customer Since: 2015

- ✗ Multiple injuries and significant damages ($10M+) from accidents in company's extensive fleet of offshore supply vessels
- ✗ Legacy systems and home-grown processes could not support operations; offline training and content delivery introduced significant challenges in fleet operations

Solution

Knowledge Clouds integrated with the company's asset management, crew manifest and other safety systems help collate actionable intelligence and create-augment relevant training content real-time and online

AI Engine provided health, safety & environmental managers with real-time insights across processes and take risk mitigation measures

No-Code Workflow & AI Canvas helped optimize multiple workflows to:

- ✓ **Allocate crew intelligently** using insights into crew certification, experience and exposure to vessel type
- ✓ **Take preventive measures** leveraging usage data from high priority areas (docking, hazards & safety), and enforce rigorous checklists
- ✓ **Improve onboarding and upskilling programs**, including rigorous training and certifications based on relevant content

Business Outcomes & KPIs

0 lost time due to incidents for three years	*Reduced risk profile*	*Culture of safety resonated with customers*	**130%** *130% increase in HSE observation cards*

HSE represents health, safety & environmental.

29

BROAD AND GROWING VERTICAL COVERAGE

iLearning Engines

Growing use case across major segments of the economy

Industry	Key Areas Enhanced
Automobile	• Infuse learning into enterprise processes across enterprise systems and communication channels • Track employee and partner engagement and providing real time insights to functional owners
Business Services	• Usage pattern analysis and proactive notifications to increase efficiency • Usage optimizations and insights to track performance
EdTech	• Provides personalized learning pathways, customized for every student • Transforms learning infrastructure of physical schools to improve engagement
Financial Services	• AI-developed financial models and document automation • Fraud prevention through AI generated algorithms
Government	• Veterans' Employment and Training ("VET") and workforce reinduction readiness • Government distributions processing with automation
Healthcare & Life Sciences	• Improved patient education through triggered appointment scheduling • Enhanced patient engagement and outcomes within budget
Industrials	• Intelligently allocating crew members and operators • Employee / safety performance indicators & support though a central dashboard
Insurance	• Improve safety and compliance with real-time reports and live dashboards • AI-driven risk identification to improve customer acquisition and engagement
Logistics	• Departmental staff profiles with streamlined communication channels • AI-enhanced tracking metrics to improve operational efficiency
Oil & Gas	• Improved safety processes leveraging data from high priority areas • Strengthened employee training to improve onboarding and upskilling programs
Retail	• AI technologies enhance engagement automating labor-intensive tasks • Reskills existing teams, imparting the technological skills needed for modern retail
Tech, Media, & Telecom	• AI-enabled customer reps & account operations, improving efficiency • AI-enhanced customer engagement and outcomes to track KPIs

Functions Served

- Compliance
- Finance
- Human Capital Management
- Learning & Development
- Legal
- Operations
- Procurement
- Research & Development
- Sales & Marketing
- Supply Chain Management
- Support

30

III. Go - to - Market Strategy

GO-TO-MARKET OVERVIEW

Comprehensive strategy helping scale, expand geographic reach, generate verticalized expertise and generate operational leverage

Complementary Joint GTM Approach	***A combination of channel-partner network ("CP") and direct sales ("DS") leverages the geographic reach and vertical expertise at these partners and strategically focuses direct selling efforts on salient accounts***
Expansive Enterprise End Customer Base[1]	***1,000+ enterprise end customers[1][2] across multiple verticals and 4M+ licensed users[1][2] leverage iLearningEngines AI-led automation in the flow of their work***
Strategic Channel Partner Relationships	***Channel partners with expertise in advising on and implementing iLearningEngines at end-customers, often providing dedicated business development resources***
Bundled Support Accelerating Adoption	***Bundled support accelerates adoption, helps scale the usage of solutions at customers and drives stickiness***

GTM represents go-to-market. (1) Enterprise denotes customers with 250+ licensed users. We define licensed users as an individual seat with access to the platform. See slide 33 for end customer detail. (2) Metrics as of June 30, 2023.

32

LEVERAGING RELATIONSHIPS TO SCALE REACH

An expansive funnel of relationships allows iLearningEngines to reach end users at scale

27 Direct Customers & Channel Partners[2]	Direct Customer An EdTech VARs …	Channel Partner A System Integrator …
Numerous Customer Contracts		Contracted Customer An Insurance Underwriter …
1,000+ Enterprise End Customers[1][2]	Enterprise End Customer A University …	Enterprise End Customer A Multinational Company …
Expansive Number of Businesses & Sites	Businesses & Sites Univ. Schools & Programs …	Businesses & Sites Business Units …
4M+ Licensed Users[1][2]	Licensed Users Teachers & Students …	Licensed Users Employees & Vendors …

(1) Enterprise denotes customers with 250+ licensed users. We define licensed users as an individual seat with access to the platform. (2) Metrics as of June 30, 2023.

33

HIGHLY CURATED CHANNEL PARTNER NETWORK

Deep relationship spanning sales, marketing, product, and support

Channel Partner Relationship Dynamics

- A network of channel partners that provide iLearningEngines access to enterprise customers across US, Middle East, Australia, UK and Indian markets
- Channel partners use a combination of white-labeling, bundling and pure reselling iLearningEngines' products and have flexibility on pricing the products
- Channel Partners often provide discovery, proof-of-concept ("PoC") and onboarding support services to customers; most Channel Partners handle the simpler level 3 issues and the intermediate level 2 topics; iLearningEngines addresses complex level 1 matters
- Channel Partners often commit business development resources towards iLearningEngines' business development effort

Revenue by Channel Partner / Direct Customers[1]



VAR A 17.4%
VAR B 17.0%
VAR C 14.9%
VAR D 14.3%
VAR E 10.3%
Other 26.1%

Channel Partner Structure

iLearningEngines' channel partnerships have allowed the Company to gain exposure in various horizontal, vertical and geographic end customers



iLearning Engines
Ed-Tech Channel Partners...
Insurance Channel Partners...
Middle East Channel Partners...
Ed-Tech End Customers
Insurance End Customers
Middle East End Customers

(1) Based on 2022A financial results. VAR represents valued added reseller. VAR A, C and E are direct customers. VAR B and D are channel partners. Other includes all remaining contracts.

34

35 GLOBAL ENTERPRISE CUSTOMER BASE Diverse global enterprise customer list across various industry verticals (1) Enterprise denotes customers with 250+ licensed users. We define licensed users as an individual seat with access to the platform. See slide 33 for end customer detail. (2) Business metrics as of June 30, 2023. (3) Gross and net dollar retention based on changes in YoY revenue, not ARR. NDR in a year is calculated as recurring revenue generated in that year by customers who generated revenue in the prior year divided by recurring revenue generated by those customers in the prior year. (4) Revenue by geography for the six months ended June 30, 2023. (5) Revenue metrics are the latest available LTM figures pulled as of November 2, 2023. Employee counts are S&P Capital IQ estimates. Student count is from the University website. Key Customer Metrics Customer Profile ▪ iLearningEngines helps 1,000+ enterprise end customers (1) across multiple industry verticals achieve their learning, automation and information intelligence goals ▪ Customers operate across a variety of verticals, including education, healthcare, insurance, manufacturing, energy and utilities ▪ High retention rates driven by highly satisfied customers that are expanding adoption of iLearningEngines across their organizations India 38.0% North America 47.4% Other 14.5% Representative End Customers (5) 1 - 3 Years Typical Contract Duration (2) 97% 2023E Recurring Revenue 124% 2023E Net Dollar Retention (3) 4M+ Licensed Users (1)(2) 1,000+ Enterprise End Customers (1)(2) 12+ Industry Verticals (2) Revenue by Geography (4) A $3B+ Revenue Tax Preparation Services Company A 25,000+ Student Public University A $15B+ Revenue Automobile & Manufacturing Conglomerate A $25B+ Revenue Aluminum Mining Company A ~30,000 Employee IT Services Business Global Property & Casualty Insurance Company A $2B+ Revenue Telecom Services Business A ~27,000 Employee Insurance Claims Software & Services Provider An $8B+ Revenue Cement Manufacturer Leading Indian Online Learning School

IV. Financial Overview

37 FINANCIAL HIGHLIGHTS Proven business model with potential for growth and margin expansion Recurring SaaS Subscription Revenue Model I Strong Organic Revenue Growth II Profitable Business with Expected Margin Expansion III Revenue & Customer Retention IV Capital - Efficient Growth V

38 ($13.7) $8.0 $8.9 $12.9 $14.6 2019A 2020A 2021A 2022A 2023E ($15.5) $6.9 $2.5 $11.5 ($1.5) 2019A 2020A 2021A 2022A 2023E $63 $100 $153 $215 $134 $153 2019A 2020A 2021A 2022A 2023E $88 $142 $218 $309 $195 $223 ORGANIC REVENUE GROWTH AND INCREASING PROFITABILITY Track record of growth and profitability (1) 2023E adjusted EBITDA excludes a one - time transaction expense of ~$5.0 million. (2) EBITDA is not a measure defined under GAAP. See slide 54 for a reconciliation of EBITDA to net income (loss). Total Revenue Gross Profit Adjusted EBITDA (1)(2) Net Income 69% 70% 70% 71% 71% Gross Margin % 5% 4% 4% 6% (16%) Adjusted EBITDA Margin % $287 $22.7 35% 42% 54% 60% 120% 2019A 2020A 2021A 2022A 2023E YoY Growth % CAGR: 47.5% $418 2H 2023E 1H 2023A ($ in millions) ($ in millions) ($ in millions) 2H 2023E 1H 2023A 1% 4% 1% 5% (18%) Net Income Margin % 2H 2023E $8.1 1H 2023A $5.4 2H 2023E 1H 2023A ($ in millions) $3.9

39 $224.3 $313.7 $448.2 $42.4 $82.8 $53.9 $59.0 ($6.9 ) ($7.2 ) CY21A ARR Up - Sell New Logos Churn CY22A ARR Up - Sell New Logos Churn CY23E ARR MIX OF NEW LOGOS & UPSELL DRIVING GROWTH Improving gross and net revenue retention (1) Net dollar retention based on changes in YoY revenue, not ARR. NDR in a year is calculated as recurring revenue generated in that year by customers who generated revenue in the prior year divided by recurring revenue generated by those customers in the prior year. 117% (1) 2022A Net Dollar Retention 124% (1) 2023E Net Dollar Retention

40 OPERATING MODEL Business built to potentially reach higher margins at full scale (1) EBITDA is not a measure defined under GAAP. See slide 54 for a reconciliation of EBITDA to net income (loss). 2023E 2022A 2021A 2020A 2019A % of Revenue 35% 42% 54% 60% 120% Revenue Growth 69% 70% 70% 71% 71% Gross Margin 31% 32% 32% 28% 26% S&M 31% 32% 33% 36% 56% R&D 3% 3% 2% 1% 4% G&A 5% 4% 4% 6% (16%) Adj. EBITDA Margin (1)

V. Appendix: Comparable Company Benchmarking

42 16.0x 14.0x 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x 18.0x (30%) (20%) 20% 30% 40% 50% 60% EV / CY23E Revenue Rule of 40 RULE OF 40 COMPARISON TO PUBLIC COMPARABLES iLearningEngines’ current valuation of 3.4x is positioned well to expand as the company scales through access to the public capital markets Source : Company filings, S&P Capital IQ, market data as of November 2 , 2023 . Projected or estimated financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties . Public company projections are per latest S&P Capital IQ estimates . (1) OpenText revenue and EBITDA figures are pro forma estimates for its acquisition of Micro Focus International . (2) Rule of 40 is defined as revenue growth + adjusted EBITDA margin . R = 0.44 (10%) 0% 10% = Artificial Intelligence = Future of Work = Hyperautomation

68.5% 88.7% 80.9% 80.9% 80.6% 77.0% 76.2% 75.1% 25.7% 80.8% 78.9% 78.5% 69.5% 47.7% 85.8% 81.6% 77.2% 74.3% 74.2% 35.4% 23.0% 16.4% 16.3% 13.7% 11.3% 9.3% 6.6% 5.1% 25.5% 21.5% 16.3% 11.4% 9.7% 23.1% 20.5% 15.6% 4.2% (3.3%) COMPARABLE COMPANY BENCHMARKING CY22A - CY23E Revenue Growth 2023E Gross Margin Revenue Growth and Gross Margin Benchmarking Median: 78.8% Artificial Intelligence Median: 12.5% Future of Work Median: 16.3% Hyperautomation (1) Median: 15.6% Median: 78.5% Median: 77.2% Source : Company filings, S&P Capital IQ, market data as of November 2 , 2023 . Projected or estimated financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties . Public company projections are per latest S&P Capital IQ estimates . (1) OpenText revenue and EBITDA figures are pro forma estimates for its acquisition of Micro Focus International . 43

3.4x 16.1x 11.9x 8.1x 5.5x 4.9x 4.8x 3.0x 2.3x 7.3x 7.2x 7.0x 6.4x 6.1x 13.5x 6.0x 5.9x 3.0x 2.9x 5.4% 28.9% 28.3% 21.3% 11.7% 11.0% (5.4%) (7.2%) (28.5%) 40.0% 32.9% 27.4% 27.2% 6.9% 33.3% 32.5% 16.7% 14.2% (11.4%) COMPARABLE COMPANY BENCHMARKING CONT’D EBITDA Margin and Valuation Benchmarking 2023E EBITDA Margin EV / CY2023E Revenue Multiple Artificial Intelligence Median: 11.3% Future of Work Median: 27.4% Hyperautomation (1) Median: 16.7% Median: 7.0x Median: 5.9x Median: 5.2x Source : Company filings, S&P Capital IQ, market data as of November 2 , 2023 . Projected or estimated financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties . Public company projections are per latest S&P Capital IQ estimates . (1) OpenText revenue and EBITDA figures are pro forma estimates for its acquisition of Micro Focus International . 44

VI. Appendix: Supplementary Information

46 HARISH CHIDAMBARAN Chairman & CEO ILEARNINGENGINES MANAGEMENT TEAM A highly experienced, diverse team that has worked across various industry leading businesses RAM PARAMESWARAN SVP – Products & Technology VIVEK CHARY VP – Business Operations & Consulting ▪ Founded iLE in 2010 ▪ Prior to joining iLE, Mr. Chidambaran served as Senior Vice President of Strategy and Products of Ninth Sense Inc. from 2008 - 2010 and as President of Goorka Inc. from 2004 – 2007 FARHAN NAQVI CFO ▪ Joined iLE in 2019 and serves as the Chief Financial Officer ▪ Previous technology investment banker at Deutsche Bank ▪ Held prior roles at MHT Partners, Nomura, Bain & Company, and EY BALA KRISHNAN President & CBO ▪ Joined iLE in 2014 and has led Company’s sales and GTM efforts through nearly a decade of hyper growth ▪ Held prior roles at IBS Software, Solutions Middle East, and BCL Hewlett Packard ▪ Joined iLE in 2019 and is currently the Vice President of Consulting and Business Operations ▪ Previously held multiple roles at Infosys Ltd. beginning in 2007, most recently serving as a Principal Consultant from 2014 – 2019 ▪ Joined iLE in 2019 as the Senior Vice President of Technology and Products ▪ Prior to iLE, served a variety of roles at Infosys Ltd., most recently as Practice Manager and Vertical Head of Digital Department from 2015 – 2019, managing P&L for a $100 million USD portfolio SHAN WANG VP – Customer Success & Architectures ROGER DUFFIELD GM – Risk Management ROBBIE EDWARDS Director – Customer Success & Operations PRIYA PINTO AVP – Marketing SANJEEV MENON Chief Architect – AI ▪ Joined iLE in 2019 Chief AI Architect in the Research and Development department ▪ Prior to iLE, worked in multiple roles across Altisource, Deloitte, EY and PwC DAVID SAMUELS Chief Legal Officer and EVP – Corporate Affairs

47 ORGANIZATIONAL SUMMARY Figures as of June 30, 2023. Harish Chidambaran Chairman & CEO Bala Krishnan President & CBO Ram Parameswaran SVP – Product & Technology Farhan Naqvi CFO iLearningEngines organizational summary & geographic distribution iLE Key Leadership 456 India 26 United States 14 United Arab Emirates 2 United Kingdom 1 Australia Customer Support Sales & Marketing Finance & Compliance iLearningEngines Employees: 3 Contracted Employees: 0 iLearningEngines Employees: 18 Contracted Employees: 68 iLearningEngines Employees: 0 Contracted Employees: 174 Research & Development iLearningEngines Employees: 70 Contracted Employees: 165 Employee Breakout by Department Total iLearningEngines Employees: 92 Total Contracted Employees: 407 Employee & Contracted Employees Distribution by Geography

PRODUCT: LEARNING AUTOMATION Enables customers to create personalized learning pathways & close performance gaps Core Target Market: Ed - tech organizations and medium - to - large enterprises seeking to modernize their learning and close business performance gaps Revenue Model: SaaS subscription + implementation services Delivery: White label or bundled Architecture: Multi - tenant, cloud native with ability to work on - premises Automate workflows and deliver Learning into enterprise processes Build a repository of detailed reports for learners, trainers and managers Organize and collate content using Smart AI tagging Curate learning journeys for individuals using advanced AI models Capture event triggers to deliver learning assets to employee and partners Product Benefits Business Characteristics Knowledge Cloud AI Enabled Workflows AI Assists for Enterprise Functions Personalized Learning Pathways Omnichannel Delivery Learning in the Flow of Work Features & Functionality 48

Core Target Market: Medium - to - large enterprises seeking to improve their operationalize processes by infusing AI real - time driven insights in the flow of work Revenue Model: SaaS subscription + implementation services Delivery: White label or bundled Architecture: Multi - tenant, cloud native with ability to work on - premises PRODUCT: INFORMATION INTELLIGENCE Infuse AI in the flow - of - work and use real - time insights to drive operational improvements AI Insights help drive preventive and predictive decision making On - premises or in - cloud deployment allows for seamless configuration Automated training and Enterprise Risk assessments improves compliance Individualized user journeys and granular personalization Combines in - process learning and industry use cases to provide expert support Product Benefits Business Characteristics AI Recommendation Engine AI Industry Expert Assist AI Automation Engine Smart Risk Management iLE 360 – Outcome Score Card Al Insights Features & Functionality 49

MULTI - TENANT CLOUD ARCHITECTURE Multi - tenant cloud architecture that supports multiple customers on a single instance and can be adapted for various deployment models Desktop Mobile AI Bots Messenger Tenant 1 Administration White Labelling Content Library Recommendation AI Worker 1 Learning Path AI Worker n AI Model AI Workflows Skill Taxonomy AI Augmentation Tenant 2 Tenant 3 Tenant n Application Infrastructure UX Compute Storage Content Delivery Database Scalability Networking Load Balancing Security Public Cloud Private Cloud On Premise 50

FLEXIBLE DEPLOYMENT ACROSS A RANGE OF CUSTOMER INFRASTRUCTURES

iLearning Engines

Architecture supports use of iLearningEngines instances as well as deployment at customer public, private or hybrid clouds

	Public Cloud	Private Cloud	iLearningEngines Cloud
Product	iLE Platform, Learning Automation Product, Information Intelligence Product	iLE Platform, Learning Automation Product, Information Intelligence Product	Verticalized Learning Automation for Educational Institutions (e-Schools – Coaching Platform)
Deployment	Dedicated customer instances deeply integrated with their enterprise systems	Dedicated customer instances deeply integrated with their enterprise systems	Centralized cloud platform, Value-Added Partner Hosted White Labeled Platform
Multi-Tenancy	Single instance provides for multiple business units and enterprise-wide AI workers	Single instance provides for multiple departments and function-wise AI workers	Platform serves multiple end-customers with various uses cases at each of these end customers
Infrastructure	Cloud Hosting Provider Infrastructure Adobe Creative Cloud, aws, Azure, Google Cloud Platform, IBM Cloud, KAMATERA	Customer Infrastructure Hybrid or On-Premise VMWare Installations vmware, docker	iLearningEngines Cloud or Value-Added Partner Cloud Provider Azure, aws, Google Cloud Platform, ORACLE Cloud Infrastructure

51

A POC-LED SALES PROCESS DRIVING HIGH CONVERSION

iLearning Engines

A sales cycle typically ranging from 6 – 12 months across both direct approach and channel partner driven approach

1 Expanding Customer Base & Pipeline

T0 + 15 days

Lead Generation · Customer Reference · Channel Partners · Other Sources

Geographic Assignment · *Vertical Assignment* · *Domain Expertise*

2 Opportunity Identification

- Identify customer need and scale
- Source via various GTM strategies to determine optimal method of maximizing value of customer

+ 15 days

3 Opportunity Validation

- Domain experts validate opportunity by providing vertical expertise
- Identify high-level contours of potential customer need

+ 15 days

4 Demos / Presentation

- Customer focused demos highlighting value propositions, addressing gaps and solution

+ 15 days

5 PoC / Workshop

- Define scope, determine incumbent technology platform, potential competitors and value-add of iLE platform
- PoC deployment and customer pilot testing

+ 75 – 90 days

6 Proposal

- Proposal creation based on deal size (number of users, server sizing and requirements)

+ 15 days

7 Contract Negotiations

- Discuss contract terms in parallel with PoC deployment
- Seek favorable customer cancellability terms, promoted through discounts

+ 15 days

8 Paying Relationship Begins

- Avg. contract duration of 1-3 years; pricing revisited if customer scales significantly

+ 15 – 30 days

PoC represents proof of concept.

52

KEY STRATEGIC PARTNER OVERVIEW

iLearning Engines

VAR D is a product engineering & outsourced services firm with a global footprint

Channel Partnership

iLearningEngines has visibility on the end customer and VAR D earns partner commissions on the customers / revenue they provide (14.3% of revenue in 2022A)

Support Services Partnership

VAR D provides customer support services (~150 professionals[1]) to iLearningEngines' customers to fix bugs, test performance and provide other services

Outsourced Product Engineering

VAR D provides outsourced product engineering services (~100 engineers[1]) to help iLearningEngines build its platform and product capabilities

Product Development

VAR D has financed development of software features for customers since 2014. iLearningEngines has an outstanding debt balance totaling $48.3 million as of June 30, 2023

VAR D has been instrumental in iLearningEngines' growth and has been a strategic partner since 2012

VAR represents valued added reseller. (1) Data for engineers and professionals as of June 30, 2023.

53

NON-GAAP RECONCILIATIONS

Reconciliation to Adjusted EBITDA

($ in millions)	2019A	2020A	2021A	2022A	2023E
	Fiscal Year				
Net Income	($15.5)	$6.9	$2.5	$11.5	$3.9
Depreciation & Amortization	0.0	0.0	0.0	0.1	0.1
Amortization of Capitalized Software Development	0.0	0.0	0.0	0.0	0.0
Amortization of Capitalized Contract Fulfillment	0.0	0.0	0.0	0.0	0.0
Interest Expense	1.8	1.1	5.0	6.6	7.4
Income Tax Expense	0.0	0.0	0.0	(6.0)	0.5
GAAP EBITDA(2)	**($13.7)**	**$7.9**	**$7.6**	**$12.2**	**$12.0**
EBITDA Margin	*(15.5%)*	*5.6%*	*3.5%*	*3.9%*	*2.9%*
1 One-time Transaction Costs	0.0	0.0	1.1	1.0	5.0
2 Changes in Fair Values of Warrant Liability & Convertible Note	0.0	0.0	0.1	(0.2)	5.1
3 Prepayment Charges on Extinguished Debt	0.0	0.0	0.0	0.0	0.6
4 Other Expense	0.0	0.0	0.0	0.0	0.0
5 Share-Based Compensation Expense	0.0	0.1	0.0	0.0	0.0
Adjusted EBITDA(1)(2)	**($13.7)**	**$8.0**	**$8.9**	**$12.9**	**$22.7**
Adj. EBITDA Margin	*(15.5%)*	*5.6%*	*4.1%*	*4.2%*	*5.4%*

Adjustments Commentary

1. Non-recurring costs (including legal and administrative) related primarily to the SPAC transaction, which are truly one-time in nature and are not expected to be incurred again.
2. ~$5.1M aggregate "change in fair value" of convertible notes and warrants.
3. Prepayment charges on extinguished debt.
4. Primarily forex translation effects and deferred tax expenses.
5. Non-cash expense related to the equity compensation awarded to employees.

(1) 2023E adjusted EBITDA excludes a one-time transaction expense of ~$5.0 million. (2) EBITDA is not a measure defined under GAAP.

54

RISK FACTORS 55 All references to “iLearningEngines,” the “Company,” “we,” “us” or “our” refer to iLearningEngines and its consolidated subsidiaries prior to the closing of the Proposed Business Combination with Arrowroot and to references to the “New iLearningEngines” refer to the combined company after the closing of the Proposed Business Combination. The risks presented below are certain of the general risks related to the business of the Company, Arrowroot and the Proposed Business Combination and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in documents filed, or expected to be filed, or furnished by Arrowroot and the Company with the SEC. Risks Related to Our Business, Products, Operations, and Industry ― We have a history of net losses and could continue to incur substantial net losses in the future. ― Our recent rapid growth may not be indicative of our future growth. Our rapid growth also makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. ― We may not be able to successfully manage our growth and, if we are not able to grow efficiently, we may not be able to reach or maintain profitability, and our business, financial condition, and results of operations could be harmed. ― Because we derive substantially all of our revenue from our learning automation and information intelligence offerings, failure of this platform to satisfy customer demands could adversely affect our business, results of operations, financial condition, and growth prospects. ― If we are unable to attract new customers, our business, financial condition, and results of operations will be adversely affected. ― If we are not able to expand our usage by existing customers, or our existing customers do not renew their subscriptions, our business, financial condition, and results of operations will be adversely affected. ― A limited number of channel partners represent a substantial portion of our revenue and ARR. If we fail to retain these channel partners, our revenue and ARR could decline significantly. ― Third parties with whom we do business may be unable to honor their obligations to us or their actions may put us at risk. ― We rely on a channel partner for key business development, administrative, operational and other functions that are important to our business. The loss of this service provider could materially and adversely affect our business, results of operations and financial condition. ― If, in the future, we decide to perform business development, administrative, operational and other functions internally that we currently rely on third parties to perform, our business could be harmed by our limited experience and related capabilities. ― The markets in which we participate are competitive and, if we do not compete effectively, our business, financial condition, and results of operations could be harmed. ― If we fail to continue to differentiate our platform and products from those offered by our competitors, then our business, results of operations, and financial condition may be harmed. ― The success of our platform relies on the ability of our AI - enabled ecosystem to create broad solutions across corporate functions, and a failure to do so would adversely affect our business, financial condition, and results of operations. ― Unfavorable conditions in our industry or the global economy, or reductions in customers’ spending on learning automation, could limit our ability to grow our business and negatively affect our results of operations. ― Our projected financial information is subject to significant risks, assumptions, estimates and uncertainties. Our operating and financial result forecasts rely in large part upon assumptions and analyses developed internally. If these assumptions and analyses prove to be incorrect, our actual and expected operating results may differ materially from our expectations. ― If we fail to retain and motivate members of our management team or other key employees or to integrate new team members, fail to execute management transitions, or fail to attract additional qualified personnel to support our operations, our business and future growth prospects could be harmed. ― Market adoption of automated learning solutions is relatively new and may not grow as we expect, which may harm our business and results of operations. ― We may need to change the contract terms, including our pricing model, for our platform which in turn would impact our operating results.

RISK FACTORS CONT’D 56 ― We rely on our channel partners to generate a substantial amount of our revenue, and if we fail to expand and manage our distribution channels, our revenue could decline and our growth prospects could suffer. ― If we and our channel partners fail to provide sufficient high - quality consulting, training, support, and maintenance resources to enable our customers to realize significant business value from our platform, we may see a decrease in customer adoption of our platform. ― If we are not able to introduce new features or services successfully and to make enhancements to our platform or products, our business and results of operations could be adversely affected. ― We target enterprise customers, and sales to these customers involve risks that may not be present or that are present to a lesser extent with sales to smaller entities. ― If our marketing strategies fail to lead to customers purchasing paid licenses, our ability to grow our revenue will be adversely affected. ― Real or perceived errors, failures, or bugs in our platform and products could adversely affect our business, results of operations, financial condition, and growth prospects. ― Incorrect or improper implementation or use of our platform and products could result in customer dissatisfaction and harm our business, results of operations, financial condition, and growth prospects. ― We expect fluctuations in our financial results, making it difficult to project future results, and if we fail to meet the expectations of securities analysts or investors with respect to our results of operations, our stock price could decline. ― If the estimates and assumptions we have used to calculate the size of our addressable market opportunity are inaccurate, our future growth rate may be limited. ― We may require additional capital to support the growth of our business, and this capital may not be available on acceptable terms, if at all. ― If we fail to maintain and enhance our brand, our ability to expand our customer base will be impaired and our business, financial condition, and results of operations may suffer. ― If we are unable to ensure that our platform integrates with a variety of software applications that are developed by others, including our integration partners, we may become less competitive and our results of operations may be harmed. ― If we cannot maintain our corporate culture as we grow, our success and our business and competitive position may be harmed. ― Our growth strategy relies in part on making accretive strategic investments. Acquisitions, strategic investments, partnerships, or alliances could be difficult to identify, pose integration challenges, divert the attention of management, disrupt our business, dilute stockholder value, and adversely affect our business, financial condition, and results of operations. ― Our business, financial condition, results of operations, or cash flows could be significantly hindered by the occurrence of a natural disaster, military action, terrorist attack, or other catastrophic event. ― Any future litigation against us could be costly and time - consuming to defend. ― Indemnity provisions in various agreements to which we are party potentially expose us to substantial liability for potential losses, including those arising from intellectual property or data protection claims. ― Our outstanding indebtedness could adversely affect our financial condition and our ability to operate our business and pursue our business strategies and we may not be able to generate sufficient cash flows to meet our debt service obligations. ― Unfavorable media coverage could materially adversely affect our business, brand image or reputation. ― We rely on cross - functional data sets from our customers. If we are not able to acquire or utilize such data sets, or regulations limit us from doing so, our business, financial condition, and results of operations could be adversely affected. ― Our current operations are international in scope, and we plan further geographic expansion, creating a variety of operational challenges.

RISK FACTORS CONT’D 57 Risks Related to Data Privacy and Cybersecurity ― We are subject to stringent and changing obligations related to data privacy and security. Our actual or perceived failure to comply with such obligations could lead to regulatory investigations or actions; litigation; fines and penalties; disruptions of our business operations; reputational harm; loss of revenue or profits; loss of customers or sales; and other adverse business consequences. ― If our information technology systems or data, or those of third parties upon which we rely, are or were compromised, we could experience adverse consequences resulting from such compromise, including but not limited to regulatory investigations or actions; litigation; fines and penalties; disruptions of our business operations; reputational harm; loss of revenue or profits; loss of customers or sales; and other adverse consequences. Risks Related to Regulatory Compliance and Governmental Matters ― We are subject to anti - corruption, anti - bribery, anti - money laundering, and similar laws, and noncompliance with such laws can subject us to criminal or civil liability and harm our business, financial condition, and results of operations. ― Sales to highly regulated organizations are subject to a number of challenges and risks. ― We are subject to governmental export and import controls that could impair our ability to compete in international markets or subject us to liability if we violate the controls. ― We may be subject to state unauthorized practice of medicine or corporate practice of medicine restrictions. ― If the FDA determines our AI Platform is a medical device, our business could suffer. Risks Related to Our Intellectual Property ― Any failure to obtain, maintain, protect, or enforce our intellectual property and proprietary rights could impair our ability to protect our proprietary technology and our brand. ― We may become involved in lawsuits to protect or enforce our intellectual property, which could be expensive, time consuming, and unsuccessful. ― If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed. ― We may be subject to claims that our employees, consultants, or advisors have wrongfully used or disclosed alleged trade secrets of their current or former employers or claims asserting ownership of what we regard as our own intellectual property. ― We use open - source software in our products, which could negatively affect our ability to sell our services or subject us to litigation or other actions. ― If we cannot license rights to use technologies on reasonable terms, we may be unable to license rights that are critical to our business. ― We may become subject to intellectual property claims from third parties, which may subject us to significant liability, increased costs, and impede our ability to operate our business. Risks Related to Tax and Accounting Matters ― Our corporate structure and intercompany arrangements cause us to be subject to the tax laws of various jurisdictions, and we could be obligated to pay additional taxes, which could materially adversely affect our business, financial condition, results of operations, and prospects. ― Changes in tax laws or tax rulings could materially affect our financial condition, results of operations, and cash flows. ― Changes in our effective tax rate or tax liability may have an adverse effect on our results of operations. ― Our business may be subject to sales and other taxes. ― Our ability to use our net operating losses (“ NOLs ”) to offset future taxable income may be subject to certain limitations. ― Our reported financial results may be adversely affected by changes in GAAP. ― Our revenue recognition policy and other factors may cause variability of our financial results in any given period and make them difficult to predict.

RISK FACTORS CONT’D 58 Risks Related to the Business Combination and New iLearningEngines ― If the perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of Arrowroot’s common stock may decline before the Closing, or the market price of New iLearningEngines’ securities may decline after the Closing. ― Nasdaq may not list New iLearningEngines’ Common Stock, which could limit investors’ ability to make transactions in New iLearningEngines’ Common Stock and subject it to additional trading restrictions. ― Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. ― The announcement of the Business Combination could disrupt iLearningEngines’ relationships with its customers, providers, business partners and others, as well as its operating results and business generally. ― Third parties may terminate or alter existing contracts or relationships with Arrowroot or iLearningEngines. ― We anticipate spending substantial funds in connection with the tax liabilities that arise upon the settlement of RSUs and the vesting of restricted stock as a result of this offering. ― Subsequent to the consummation of the Business Combination, New iLearningEngines may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment. ― Arrowroot and iLearningEngines will incur significant transaction and transition costs in connection with the Business Combination. ― Future resales of New iLearningEngines’ securities may cause the market price of such securities to drop significantly, even if New iLearningEngines’ business is doing well. ― New iLearningEngines may issue additional shares or other equity securities without your approval, which would dilute your ownership interest and may depress the market price of New iLearningEngines’ Common Stock. ― Fluctuations in operating results, quarter to quarter earnings and other factors, including incidents involving customers and negative media coverage, may result in significant decreases in the price of New iLearningEngines’ securities. ― An active market for New iLearningEngines’ securities may not develop, which would adversely affect the liquidity and price of New iLearningEngines’ securities. ― Our President and Chief Executive Officer has control over key decision making as a result of his control of a majority of our common stock. ― Concentration of ownership after the Business Combination may have the effect of delaying or preventing a change in control. ― Claims for indemnification by New iLearningEngines’ directors and officers may reduce its available funds to satisfy successful third - party claims against New iLearningEngines and may reduce the amount of money available to New iLearningEngines. ― New iLearningEngines will be deemed to be an “emerging growth company” and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies, New iLearningEngines’ Class A shares may be less attractive to investors. ― Anti - takeover provisions contained in the Proposed Charter and Proposed Bylaws, as well as provisions of Delaware law, could impair a takeover attempt. Risks Related to Being a Public Company ― We do not have experience operating as a United States public company and may not be able to adequately develop and implement the governance, compliance, risk management and control infrastructure and culture required for a public company, including compliance with the Sarbanes Oxley Act. ― We will incur increased costs as a result of preparing to operate as a public company, and our management will be required to devote substantial time to new compliance initiatives and corporate governance practices. We may fail to comply with the rules that apply to public companies, including Section 404 of the Sarbanes - Oxley Act, which could result in sanctions or other penalties that would adversely impact our business.

RISK FACTORS CONT’D 59 ― Our management has identified material weaknesses in our internal control over financial reporting and we may identify additional material weaknesses in the future. If we fail to remediate the material weaknesses or if we otherwise fails to establish and maintain effective control over financial reporting, we may adversely affect our ability to accurately and timely report our financial results, and may adversely affect investor confidence and business operations. ― If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. Risks Related to Arrowroot’s Business and the Business Combination ― The Business Combination and New iLearningEngines becoming a publicly listed company as a result of the Merger differs significantly from an underwritten initial public offering. ― The unaudited pro forma financial information included herein may not be indicative of what New iLearningEngines’ actual financial position or results of operations would have been. ― Arrowroot’s Sponsor, officers and directors have agreed to vote in favor of the Business Combination, regardless of how the Public Stockholders vote. ― Arrowroot may not be able to consummate an initial business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem the Public Shares and liquidate, in which case the Public Stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and the Public Warrants will expire worthless. ― Arrowroot’s Sponsor, directors, officers, advisors and their affiliates may elect to purchase Public Shares or Public Warrants, which may influence the vote on the Business Combination and reduce the public “float” of Arrowroot Class A Common Stock. ― The Arrowroot Warrants are accounted for as liabilities and the changes in value of the Arrowroot Warrants could have a material effect on its financial results. ― The future exercise of registration rights may adversely affect the market price of New iLearningEngines Common Stock. ― At Closing, the trading price per share value of New iLearningEngines Common Stock may be less than the per share value of the Trust Account. ― Warrants will become exercisable for New iLearningEngines Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to Arrowroot’s stockholders. ― Because the market price of shares of Arrowroot Class A Common Stock will fluctuate, iLearningEngines’ stockholders cannot be sure of the value of the consideration they will receive in the Merger. ― Arrowroot’s Public Stockholders will experience immediate dilution due to the issuance of shares of Arrowroot Class A Common Stock to iLearningEngines stockholders in the Business Combination, and to the Convertible Note Investors in the Convertible Note Investment and may experience additional dilution as a consequence of certain transactions, including the issuance of shares of Arrowroot Class A Common Stock in a PIPE financing in the future. Having a minority share position may reduce the influence that Arrowroot’s current stockholders have on the management of New iLearningEngines. ― Neither Arrowroot nor its stockholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post - closing adjustment to be made to the total Merger Consideration in the event that any of the representations and warranties made by iLearningEngines in the Merger Agreement ultimately proves to be inaccurate or incorrect. ― Arrowroot has identified a material weakness in its internal control over financial reporting as of March 31, 2023. This material weakness could continue to adversely affect its ability to report its results of operations and financial condition accurately and in a timely manner. ― The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Merger Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. ― The Merger Agreement includes the Minimum Cash Condition as a condition to the consummation of the Business Combination, which may make it more difficult for the Business Combination to be consummated as contemplated. ― Arrowroot may waive one or more of the conditions to the Business Combination.

RISK FACTORS CONT’D 60 ― The exercise of Arrowroot’s directors’ and officers’ discretion in agreeing to changes or permitted waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in the best interests of Arrowroot stockholders. ― Arrowroot’s ability to successfully effect the Business Combination and New iLearningEngines’ ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of iLearningEngines, all of whom Arrowroot expects to stay with New iLearningEngines following the Closing. The loss of such key personnel could negatively impact the operations and financial results of the combined business. ― Public Stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, Public Stockholders may be forced to sell their Public Shares or Public Warrants, potentially at a loss. ― Arrowroot may not have sufficient funds to satisfy indemnification claims of its directors and executive officers. ― If, after Arrowroot distributes the proceeds in the Trust Account to the Public Stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against Arrowroot that is not dismissed, a bankruptcy court may seek to recover such proceeds, and Arrowroot and the Arrowroot Board may be exposed to claims of punitive damages. ― If, before distributing the proceeds in the Trust Account to the Public Stockholders, Arrowroot files a bankruptcy petition or an involuntary bankruptcy petition is filed against Arrowroot that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of Arrowroot’s stockholders and the per - share amount that would otherwise be received by Arrowroot’s stockholders in connection with Arrowroot’s liquidation may be reduced. ― Arrowroot’s Sponsor, officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus. ― Arrowroot may not be able to complete the Debt Financing or Convertible Note Investment in connection with the Business Combination. ― Arrowroot may amend the terms of the Public Warrants in a manner that may be adverse to holders of Public Warrants with the approval by the holders of at least a majority of the then outstanding Public Warrants. As a result, the exercise price of the Public Warrants could be increased, the exercise period could be shortened and the number of shares of Arrowroot Class A Common Stock purchasable upon exercise of a Public Warrant could be decreased, all without your approval. ― Arrowroot may redeem your unexpired Arrowroot Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your Arrowroot Warrants worthless. ― Following the Business Combination, a significant portion of New iLearningEngines’ total outstanding shares will be restricted from immediate resale, but may be sold into the market shortly thereafter. This could cause the market price of New iLearningEngines Common Stock to drop significantly, even if New iLearningEngines’ business is doing well. ― The Existing Charter and the Proposed Charter require, to the fullest extent permitted by law, that derivative actions brought in Arrowroot’s or New iLearningEngines’ name, as applicable, against their respective directors, officers, other employees or stockholders for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware, which may have the effect of discouraging lawsuits against Arrowroot’s or New iLearningEngines’ directors, officers, other employees or stockholders, as applicable. ― If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about New iLearningEngines, its business, or its market, or if they change their recommendations regarding New iLearningEngines’ securities adversely, the price and trading volume of New iLearningEngines’ securities could decline. ― Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect Arrowroot’s business, including Arrowroot’s ability to negotiate and complete its initial business combination, including the Business Combination. ― To mitigate the risk that Arrowroot might be deemed to be an investment company for purposes of the Investment Company Act, Arrowroot instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of its initial business combination or its liquidation. As a result, Arrowroot will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount Public Stockholders would receive upon any redemption or liquidation of Arrowroot.

RISK FACTORS CONT’D 61 Risks Related to Redemptions ― If a stockholder fails to receive notice of Arrowroot’s offer to redeem the Public Shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed. ― Arrowroot does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for Arrowroot to complete the Business Combination with which a substantial majority of Arrowroot’s stockholders do not agree. ― If Arrowroot is unable to consummate its initial business combination, Public Stockholders may be forced to wait until after the Extension Deadline before redemption from the Trust Account. ― If a stockholder or a “group” of stockholders are deemed to hold in excess of 15% of the issued and outstanding shares of Arrowroot Class A Common Stock, such stockholder or group will lose the ability to redeem all such shares in excess of 15% of the issued and outstanding shares of Arrowroot Class A Common Stock. ― If third parties bring claims against Arrowroot, the proceeds held in the Trust Account could be reduced and the per - share redemption amount received by stockholders may be less than $10.00 per share. ― Arrowroot’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to the Public Stockholders. ― Arrowroot stockholders may be held liable for claims by third parties against Arrowroot to the extent of distributions received by them upon redemption of their shares. ― There is no guarantee that a stockholder’s decision whether to redeem their shares of Arrowroot Class A Common Stock for a pro rata portion of the Trust Account will put the stockholder in a better future economic position. ― A 1% U.S. federal excise tax may be imposed on Arrowroot in connection with Arrowroot’s redemptions of its shares in connection with redemptions pursuant to the Business Combination.